                                 EXHIBIT 10 (j)
            NOTE PAYABLE TO AT&T SMALL BUSINESS LENDING CORPORATION
                         AND RELATED OPEN-END MORTGAGE

                                                      OMB APPROVAL NO. 3245-0201

                                                                 SBA LOAN NUMBER
                                                                PLP 950-789-3008

                       U.S. Small Business Administration
                                      NOTE

                                                      Philadelphia, Pennsylvania
                                                      --------------------------
                                                                (City and State)

                                                       (Date)    Oct. 28  , 1996
                                                              ------------

$1.587.500,00
-------------

For value received, the undersigned promises to paid to the order of AT&T
                                                                     ----
SMALL BUSINESS LENDING CORPORATION
----------------------------------

                                    (Payee)

at its Office in the city of Parsippany, State of New Jersey or at holders
                             ----------           ----------
option, at such other place as may  be designated from time to time by the holder One Million Five Hundred Eighty-Seven Thousand Five Hundred
              -----------------------------------------------------------
dollars, with interest on unpaid principal computed from the date of each advance to the undersigned at the initial rate of 10.25% percent per annum,
                                                  -------
payment to be made in installments as follows:



NOTE PAYABLE: One installment of interest only will be payable on the first day of month following the date of this Note. Then, equal monthly installments of principal and interest in the amount of $17,303.00 will be due on the first day of the second month following the date of this Note and on the first day of each and every month thereafter, unless the amount of any installment changes pursuant hereto. The balance of principal, accrued interest and all other amounts due hereunder shall be payable on or before fifteen (15) years from the date of this Note. THE INITIAL INTEREST RATE SHALL BE TEN AND ONE QUARTER PERCENT (10.25%) PER ANNUM. Each payment shall be applied first to the interest accrued to the date of receipt of said payments, and the balance, if any, to principal, and then to any other amounts due hereunder, Including late charges. The interest rate shall not exceed the maximum rate allowable under applicable law.

LATE CHARGES: Borrower agrees to pay a late charge equal to five percent (5.0%) of the payment amount due if such payment is no received within ten (10) days of the due date. Funds received from the borrower will first be applied to interest, to the date of receipt, then to principal, and then to the late fee.

THIS IS A VARIABLE RATE LOAN. Commencing on the first Adjustment Date (as defined below) and continuing on each Adjustment Date thereafter, the interest rate will fluctuate in accordance with the "Prime Rate" as published the InMoney Rates section of the Wall Street Journal on such date (or if the Wall Street Journal is not published on such date, as published in the Wall Street Journal on the first business day after such date, or if no such rate is published in the Wall Street Journal then the prime rate as published in a national daily financial newspaper as selected by the holder of this Note (the "Holder"). The interest rate (spread) to be added to the Prime Rate at the beginning of each applicable adjustment period will be two percent (2%). Each adjustment period will be quarterly, beginning on the first business day of the calendar quarter following the date of this Note. Adjustment periods and calendar quarters shall commence on each January 1, April 1, July 1 and October 1 (each an "Adjustment Date").

If this Note contains a fluctuating interest rate, the notice provision is not a pre condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment

The interest rate on this Note shall increase or decrease on each Adjustment Date by adding the spread to the Prime Rate in effect as of such Adjustment Date.

Upon any changes in the interest rate, the above monthly principal and interest payment shall be adjusted to amortize the remaining principal balance in equal monthly payments of principal and interest over the remaining term of the loan.

Holder shall give written notice to the undersigned of each increase or decrease in the interest rate within thirty (30 ) days after the effective date of each rate adjustment; however, the fluctuation of the interest rate is not contingent on whether the notice is given and any failure of the Holder to give such notice shall not relieve the Borrower from any obligation to make any payment due under this Note.

If the undersigned shall be in default of payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portions herein shall become fixed at the rate in effect as of the date of default. If the Undersigned shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portions shall be fixed at the rate in effect as of the date of purchase by SBA.

Borrower shall provide Holder with written notice of intent to prepay part or all of this loan at least 21 calendar days prior to the prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20%) percent of the then outstanding principal balance before such prepayment. If Borrower makes a prepayment and fails to give at least 21 days advance notice of intent to prepay, then, notwithstanding any other provisions to the contrary in this Note or other document, Borrower shall pay Holder 21 days interest on the unpaid principal as of the date preceding such prepayment.

The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, and expenses, whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the mailing by the undersigned of an assignment for the benefits of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"), with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure In any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder;
(5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all rights of redemption or appraisement whether before or after sale.

Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise , release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such items of the Collateral as are granted In this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications.

This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R 101.1 (d)), this instrument is to be construed and (when SBA is the Holder or a party in Interest) enforced in accordance with applicable Federal law.

CONFESSION OF JUDGMENT CLAUSE - THE UNDERSIGNED HEREBY AUTHORIZES AND EMPOWERS
-----------------------------
ANY ATTORNEY OR CLERK OF ANY COURT OF RECORD IN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF THE HOLDER, ASSIGNEE OR SUCCESSOR OF HOLDER OF THE NOTE, AT ANY TIME, FOR THE FULL OR TOTAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN, WITH COSTS OF SUIT AND ATTORNEY'S COMMISSION OF TEN (10) PERCENT FOR COLLECTION; AND THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.


                                       INNOVATIVE MEDICAL SYSTEMS CORP.

                                       By:
----------------------                    -----------------------------
Attest                                 Joseph B. Catarious, Jr., CEO





Note. Corporate applicants must execute Note, in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership applicants must execute Note in firm name, together with signature of a general partner.

                                    OPEN-END
                                    MORTGAGE
                                (Participation)

                                                                PLP 950-789-3008


This mortgage made and entered into this 28th day of October, 1996, by and between INNOVATIVE MEDICAL SYSTEMS CORP.
(hereinafter referred to as mortgagor) and AT&T SMALL BUSINESS LENDING CORPORATION (hereinafter referred to as mortgagee), who maintains an office and place of business at 2 Gatehall Drive, Parsippany, New Jersey 07054.

WITNESSETH, that for the consideration hereinafter stated, receipt of which is hereby acknowledged, the mortgagor does hereby mortgage, sell grant, assign, and convey unto the mortgagee, his successors and assigns, all of the following described property situated and being in the County of Bucks.
State of Pennsylvania.

Commonly known as 55 Steam Whistle Drive, Ivyland, Pennsylvania and more particularly described in the attached Exhibit A.



Together with and including all buildings, all fixtures including but not limited to all plumbing, heating, lighting, ventilation, refrigerating, incinerating, air conditioning apparatus, and elevators (the mortgagor hereby declaring that it is intended that the items herein enumerated shall be deemed to have been permanently installed as part of the realty), and all improvements now or hereafter existing thereon; the hereditaments and appurtenances and all other rights thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, all rights or redemption, and the rents, issues, and profits of the above described property (provided, however, that the mortgagor shall be entitled to the possession of said property and to collect and retain the rents, issues, and profits until default hereunder). To have and to hold the same unto the mortgagee and the successors in interest of the mortgage forever in fee simple or such other estate, if any, as is stated herein.

The mortgagor covenants that he is lawfully seized and possessed of and has the right to sell and convey said property; that the same is free from all encumbrances except as hereinabove recited; and that he hereby binds himself and his successors in interest to warrant and defend the title aforesaid thereto and every part thereof against the claims of all persons whomsoever.

This instrument is given to secure the payment of a guaranty of a promissory note dated of even date in the principal sum of $1,587,500 signed by Joseph B. Catarious, Jr.
in behalf of Innovative Medical Systems Corp.



THIS MORTGAGE SECURES FUTURE ADVANCES.

Said promissory note was given to secure a loan in which the Small Business administration, an agency of the United States of America, has participated. In compliance with section 101.1(d) of the Rules and Regulations of the Small Business Administration [13 C.F.R. 101.1(d)], this instrument is to be construed and enforced in accordance with applicable Federal law.

1. The mortgagor covenants and agrees as follows:

     a. He will promptly pay the indebtedness evidenced by said promissory note at the times and in the manner therein provided.

     b. He will pay all taxes, assessments, water rates, and other governmental or municipal charges, fines, or imposition, for which provision has not been made hereinbefore, and will promptly deliver the official receipts therefor to the said mortgagee.

     c. He will pay such expenses and fees as may be incurred in the protection and maintenance of said property, including the fees of any attorney employed by the mortgagee for the collection of any or all of the indebtedness hereby secured, or foreclosure by mortgagee's sale, or court proceedings, or in any other litigation or proceeding affecting said property. Attorney's fees reasonable incurred in any other way shall be paid by the mortgagor.

     d. For better security of the indebtedness hereby secured, upon the request of the mortgagee, its successors or assigns, he shall execute and deliver a supplemental mortgage or mortgages covering any additions, improvements, or betterments made to the property hereinabove described and all property acquired by it after the date hereof (all in form satisfactory to mortgagee). Furthermore, should mortgagor fail to cure any default in the payment of a prior or inferior encumbrance on the property described by this instrument, mortgagor hereby agrees to permit mortgagee to cure such default, but mortgagee is not obligated to do so; and such advances shall become part of the indebtedness secured by this instrument, subject to the same terms and conditions.

     e. The rights created by this conveyance shall remain in full force and effect during any postponement or extension of the time of the payment of the indebtedness evidenced by said promissory note or any part thereof secured hereby.

     f. He will continuously maintain hazard insurance, of such type or types and in such amounts as the mortgagee may from time to time require on the improvements now or hereafter on said property, and will pay promptly when due any premiums thereof. All insurance shall be carried in companies acceptable to mortgagee and the policies and renewals thereof shall be held by mortgagee and have attached thereto loss payable clauses in favor of and in form acceptable to the mortgagee. In event of loss, mortgagor will give immediate notice in writing to mortgagee, and mortgagee may make proof of loss if not made promptly by mortgagor, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to mortgagee instead of to mortgagor and mortgagee jointly, and the insurance proceeds, or any part thereof, may be applied by mortgagee at its option either to the reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged or destroyed. In event of foreclosure of this mortgage, or other transfer of title to said property in extinguishment of the indebtedness secured hereby, all right, title, and interest of the mortgagor in and to any insurance policies then in force shall pass to the purchaser or mortgagee or, at the option of the mortgagee, may be surrendered for a refund.

     g. He will keep all buildings and other improvements on said property in good repair and condition; will permit, commit, or suffer no waste, impairment, deterioration of said property or any part thereof; in the event of failure of the mortgagor to keep the buildings on said premises and those erected on said premises, or improvements thereon, in good repair, the mortgagee may make such repairs as in its discretion it may deem necessary for the proper preservation thereof; and the full amount of each and every such payment shall be immediately due and payable; and shall be secured by the lien of this mortgage.

     h. He will not voluntarily create or permit to be created against the property subject to this mortgage any lien or liens inferior or superior to the lien of this mortgage without the written consent of the mortgagee; and further, that he will keep and maintain the same free from the claim of all persons supplying labor or materials for construction of any and all buildings or improvements now being erected or to be erected on said premises.

     i. He will not rent or assign any part of the rent of said mortgaged property or demolish, or remove, or substantially alter any building without the written consent of the mortgagee.

     j. All awards of damages in connection with any condemnation for public use of or injury to any of the property subject to this mortgage are hereby assigned and shall be paid to mortgagee, who may apply the same to payment of the installments last due under said note, and mortgagee is hereby authorized, in the name of the mortgagor, to execute and deliver valid acquittances thereof and to appeal from any such award.

     k. The mortgagee shall have the right to inspect the mortgaged premises at any reasonable time.

2. Default in any of the covenants or conditions of this instrument or of the note or loan agreement secured hereby shall terminate the mortgagor's right to possession, use, and enjoyment of the property, at the option of the mortgagee or his assigns (it being agreed that the mortgagor shall have such right until default). Upon any such default, the mortgagee shall become the owner of all of the rents and profits accruing after default as security for the indebtedness secured hereby, with the right to enter upon said property for the purpose of collection such rents and profits. This instrument shall operate as an assignment of any rentals on said property to that extent.

3. The mortgagor covenants and agrees that if he shall fail to pay said indebtedness or any part thereof when due, or shall fail to perform any covenant or agreement of this instrument or the promissory note secured hereby, the entire indebtedness hereby secured shall immediately become due, payable, and collectible without notice, at the option of the mortgagee or assigns, regardless of maturity, and the mortgagee or his assigns may before or after entry sell said property without appraisement (the mortgagor having waived and assigned to the mortgagee all rights of appraisement):

     (i) at judical sale pursuant to the provisions of 28 U.S.C. 2001 (a); or

     (ii) at the option of the mortgagee, either by auction or by solicitation of sealed bids, for the highest and best bid complying with the terms of sale and manner of payment specified in the published notice of sale, first giving four weeks' notice of the time, terms, and place of such sale, by advertisement not less than once during each of said four weeks in a newspaper published or distributed in the county in which said property is situated, all other notice being hereby waived by the mortgagor (and said mortgagee, or any person on behalf of said mortgagee, may bid with the unpaid indebtedness evidenced by said note). Said sale shall be held at or on the property to be sold or at the Federal, county, or city courthouse for the county in which the property is located. The mortgagee is hereby authorized to execute for and on behalf of the mortgagor and to deliver to the purchaser at such sale a sufficient conveyance of said property, which conveyance shall contain recitals as to the happening of the default upon which the execution of the power of sale herein granted depends; and the said mortgagor hereby constitutes and appoints the mortgagee or any agent or attorney of the mortgagee, the agent and attorney in fact of said mortgagor to make such recitals and to execute said conveyance and hereby covenants and agrees that the recitals so made shall be effectual to bar all equity or right of redemption, homestead, dower, and all other exemptions of the mortgagor, all of which are hereby expressly waived and conveyed to the mortgagee; or

     (iii) take any other appropriate action pursuant to state or Federal statute either in state or Federal court or otherwise for the disposition of the property.

In the event of a sale as hereinbefore provided, the mortgagor or any persons in possession under the mortgagor shall then become and be tenants holding over and shall forthwith deliver possession to the purchaser at such sale or be summarily dispossessed, in accordance with the provisions of law applicable to tenants holding over. The power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and are granted as cumulative to the remedies for collection of said indebtedness provided by law.

4. The proceeds of any sale of said property in accordance with the preceding paragraphs shall be applied first to pay the costs and expenses of said sale, the expenses incurred by the mortgagee for the purpose of protecting or maintaining said property, and reasonable attorney's fees; secondly, to pay the indebtedness secured hereby; and thirdly, to pay any surplus or excess to the person or persons legally entitled thereto.

5. In the event said property is sold at a judicial foreclosure sale or pursuant to the power of sale hereinabove granted, and the proceeds are not sufficient to pay the total indebtedness secured by this instrument and evidenced by said promissory note, the mortgagee will be entitled to a deficiency judgment for the amount of the deficiency without regard to appraisement.

6. In the event the mortgagor fails to pay and Federal, state or local tax assessment, income tax or other tax lien, charge, fee, or other expense charged against the property the mortgagee is hereby authorized at his option to pay the same. Any sums so paid by the mortgagee shall be added to and become a part of the principal amount of the indebtedness evidence by said note, subject to the same terms and conditions. If the mortgagor shall pay and discharge the indebtedness evidenced by said promissory note, and shall pay such sums and shall discharge all taxes and liens and the costs, fees, and expenses of making, enforcing, and executing this mortgage, then this mortgage shall be canceled and surrendered.

7. The covenants herein contained shall bind and the benefits and advantages shall inure to the respective successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders.

8. No waiver of any covenant herein or of the obligation secured hereby shall at any time thereafter be held to be a waiver of the terms hereof or of the note secured hereby.

9. A judicial decree, order, or judgment holding any provision or portion of this instrument invalid or unenforceable shall not in any way impair or preclude the enforcement of the remaining provisions or portions of this instrument.

10. Any written notice to be issued to the mortgagor pursuant to the provisions of this instrument shall be addressed to the mortgagor at the mortgaged premises and any written notice to be issued to the mortgagee shall be addressed to the mortgagee at 2 Gatehall Drive, Parsippany, New Jersey 07054.

IN WITNESS WHEREOF, the mortgagor has executed this instrument and the mortgagee has accepted delivery of this instrument as of the day and year aforesaid.


                                       INNOVATIVE MEDICAL SYSTEM CORP

                                       By:
                                          ----------------------------------
                                       Attest:
                                              ------------------------------

Executed and delivered in the presence of the following witnesses:

--------------------------------

--------------------------------

     (Add Appropriate Acknowledgment)

COMMONWEALTH OF PENNSYLVANIA
COUNTY OF PHILADELPHIA


On this      day of     , in the year 1996, before me, the undersigned, a Notary
       ------      -----
Public in and for said County and Sate, personally appeared Joseph B. Catarious, Jr., personally known to me (or proved to be on the basis of satisfactory evidence) to be the persons who executed the within instrument as the CEO of Innovative Medical Systems Corp. as the free act and deed of such corporation for the purposes contained therein.


     ----------------------------------------------
     Notary Public in and for said County and State

     My Commission Expires:
                           ------------------------
================================================================================
     MORTGAGE
===============================================================================
INNOVATIVE MEDICAL SYSTEMS CORP
     TO
AT&T SMALL BUSINESS LENDING CORPORATION
================================================================================
RECORDING DATA

              The ADDRESS OF Mortgagee IS 2 Gatehall Drive, Parsippany, NJ 07054


              ------------------------------------------------------------------
================================================================================
RETURN TO:

Name:  Carolyn Stedronsky
Address:  2 Gatehall Drive
Parsippany, New Jersey 07054